SUPERMICRO INVESTOR PRESENTATION (November 15, 2007) Exhibit 99.1

Safe Harbor
Certain statements in this presentation relate to future results and events that are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995.
This presentation contains statements involving risks and
uncertainties, including statements relating to Super Micro’s market opportunity and future business prospects.
Actual results may differ materially and reported results should not be considered as an indication of future performance.
Factors that could cause actual results to differ are included in Super Micro’s Annual Report on Form 10-K and other filings with the Securities and Exchange Commission.

3 Charles Liang CEO

4 Corporate Overview Founded: Product: Headquarters: Years Profitable: FY2007 Revenue: FY2007 Revenue Growth: 1993 Application-Optimized Server Solutions San Jose, CA 14 $420MM 39%

Financial Track Record
Annual Revenue and Net Income
Annual Revenue and Net Income
Revenue ($MM)
Net Income ($MM)
Revenue Net Income
Note:  FY94 – FY00 are unaudited.
$212
$167
$137
$89
$64
$60 $60
$14
$20
$36
$46
$2
$303
$420
$7.1
$4.9
$3.5
$2.2
$0.8
$1.0
$1.2
$0.4
$1.1
$0.5
$0.3
$0.1
$16.9
$19.3
$0
$50
$100
$150
$200
$250
$300
$350
$400
$450
FY94 FY95 FY96 FY97 FY98 FY99 FY00 FY01 FY02 FY03 FY04 FY05 FY06 FY07
$0
$5
$10
$15
$20
$25
$30
$35
$40
$45

6 Evolution of Enterprise Computing x86 Open Architecture Application-Optimized SuperBlade™ and 1U Twin™ Scale-Out 1990 1990 1995 1995 2003 2003 2007 2007 2000 2000 Clustered System

Customers Demand Application-Optimized Solutions
Broad Selection &
Rapid Optimization
Application OEMs Image Computing Server Farms
Optimized I/O for
Image & Graphics
Flexible Support
Extremely High
CPU & Memory
Performance
General Servers
Brand Name &
Worldwide Service
& Cost
High
Med
Low
High
Med
Low
High
Med
Low
High
Med
Low
0%
20%
40%
60%
80%
100%
0%
20%
40%
60%
80%
100%
0%
20%
40%
60%
80%
100%
0%
20%
40%
60%
80%
100%
General Purpose Servers

Investment Highlights
Large and Fast-Growing Application-Optimized Server Market
Value based on Engineering Expertise & Proprietary IP
Consistent Profitable Financial Record For 14 Years
Significant Future Growth Drivers
Seasoned Management and Engineering Teams

Large and Growing Market Opportunity
$26.6
$33.8
$31.9
$29.9
$27.8
$36.4
$0.0
$5.0
$10.0
$15.0
$20.0
$25.0
$30.0
$35.0
$40.0
2005 2006 2007 2008 2009 2010
Revenue
($B)
$2.2
$8.4
$6.3
$4.5
$3.0
$11.2
$0.0
$1.0
$2.0
$3.0
$4.0
$5.0
$6.0
$7.0
$8.0
$9.0
$10.0
$11.0
$12.0
$13.0
$14.0
$15.0
2005 2006 2007 2008 2009 2010
Revenue
($B)
x86 Server Market
(1)
x86 Server Market
(1)
Blade Server Market
(2)
Blade Server Market
(2)
(1) Source:  IDC, November 2006.
(2) Source:  IDC, October 2006.
(3) Note:  Fiscal years.  FY01 – FY03 are unaudited.

Supermicro Performance
$152
$104
$22
$38
$51
$67
$12
$0.0
$20.0
$40.0
$60.0
$80.0
$100.0
$120.0
$140.0
$160.0
2001 2002 2003 2004 2005 2006 2007
$64
$212
$167
$137
$89
$303
$420
$0.0
$50.0
$100.0
$150.0
$200.0
$250.0
$300.0
$350.0
$400.0
$450.0
2001 2002 2003 2004 2005 2006 2007
Revenue
($MM)
Revenue
($MM)
Supermicro Overall Growth
(2)
Supermicro Overall Growth
(2)
Supermicro Server
System Growth
(3)
Supermicro Server
System Growth
(3)

11 Competitive Advantages Advanced Power / Cooling First-to-Market Broadest Product Portfolio In-House Design/ Proprietary IP Modular Building Blocks Lower TCO

First-to-Market For Over Fourteen Years
<2000
Innovation
First Dual Intel Pentium Pro-
based Server board
Revolutionary Redundant
Cooling Power Supply (1998)
First SuperServer Shipped
(2000)
2001-2002
Performance
2003
Scalability
First 1-terabyte SATA
in a 1U Xeon Solution
Offered the Most
Comprehensive Xeon
(Prestonia) Product Line
2004-2006
Choice
First to provide Xeon
(Nocona) Workstations /
Servers Solutions (2004)
First to market SAS
Server and Storage
Solutions
Among the First to launch
Intel Dual-core PentiumD
Platform
First to introduce 90%+
high-efficiency power on
server platforms (2006)
2007-Now
Optimization
First Dual Socket Xeon
Motherboard (2001)
First 1U/2U Dual Intel Xeon
Rackmount Servers
First Multiprocessing Intel
Xeon Processor Server (2002)
Introducing the First
4U/Tower Convertible
Platform (2002)
System Innovations with 1U Twin™
UIO and SuperBlade™ architecture
First and the Most Comprehensive
Line of Quad-core Xeon 5400/5200
Series Servers
First and the Most Comprehensive
Line of Quad-core Xeon MP 7300
Series Servers
Among the First to Launch AMD
Socket F and Barcelona Platform
(2002)
(1996)
(2005)
(2005)

Server Building Block Solutions
®
520
Motherboards
1266
Chassis
316
Cooling
Modules
119 Power
Supplies
Open
CPU/ Memory
Operating
Systems /
Applications
In-House Design and Building Block Solutions
Technology Partners Customer Requirements
OEM
Specs
In-House Design
Optimized
Data Center
Lawrence
Livermore
National
Laboratory

14 Based on Significant Engineering Expertise Super SSI Architecture Supermicro Server Management Products 1U Twin, UIO, SuperBlade Design High-efficiency Power & Thermal Technology TM TM

119 Power Supplies
316
Thermal Cooling
520 Motherboards
1266 Chassis
1U Servers 388 SKUs
2U Servers 110 SKUs
3U Servers 17 SKUs
4U/Tower Servers 196 SKUs
CPU/Memory
Others
1,000’s of Servers
Built by Customers
With Super SSI Components
Building Blocks
Building Blocks
SuperServer Systems
SuperServer Systems
Custom Server Systems
Custom Server Systems
Thousands of Server Products Based on Super SSI

Customer Case Studies-Most Demanding & Exacting
Servers with Extremely
High Computing
Density, Memory
Performance, Power
efficiency and Quick
Design Turnaround
OEMs
Unique features and
Configurations plus
Rapid “Build to Order”
Capabilities
Large Server Farms
Required Systems
Optimized for
Computing Power and
I/O for Image
Processing
Complex Computing
Lawrence
Livermore
National Laboratory

17 Time to Market Product Breadth Proprietary IP In-House Design Economic Scale Competitive Advantages Source: Super Micro management estimates.

3 Main Locations Worldwide
97 Sales & Marketing Professionals In 12 Countries
415 VARs And Distributors Worldwide
Global Reach
Super Micro Headquarters
Sales / Distribution Partners
Super Micro Subsidiaries

Key Growth Strategies
New
Customers
and
International
Expansion
Growth
With Current
Customers
Large
Data Centers,
Direct Sales
Accounts
More Complete
Systems
Storage
Hardware
Solutions
Blade Servers
Enterprise Blade
Data Center Blade
OfficeBlade
Personal Blade
Networking
Product
Management
Software
Super Doctor III
IPMI
SSM

Current Technology Progress
1. 1U Twin – Growing strongly in both revenue and Product Breadth
2. Expanding UIO architecture
3. Growing SuperBlade Product Lines
4. Expanding Engineering team aggressively in Taiwan
5. Products Under Development:
Early Bird Launch of PCI-E Gen2 DP XEON Platforms
Office Blade, Workstation Blade, Data Center Blade in progress
QPI Architecture for Itanium/Xeon Products
SSM – Supermicro Server Management Software

Example of Our Superior Product
World’s Highest Power System Efficiency
— up to 93%
Outstanding Cooling
— State-of-the-art 50dB low noise and power efficient cooling
Best Density in the Industry
— 40 processors(160 cores) per 7U chassis
— 240 processors(960 cores) per 42U rack
10 4-Way Blades in 7U chassis
Highest I/O bandwidth
— 20Gbps per port with 4x DDR IB switch
High reliability
— 100% Active Component-free Middleplane
SuperBlade Server Competitive Advantages

FY08 Outlook
Steady Building Block Serverboard and Chassis Business Growth
50% Server System Business Growth
Sharply growing Blade Server and Networking products
Asian Expansion for Cost Reduction
Additional Strategic Direct-accounts Development
Minimum 30% y-y revenue growth
At least 35% Bottom line net profit increase

23 CFO Hideshima Howard

24 Financial Highlights Significant Revenue Growth Profitable Since Inception Improving Margin Profile Diversified Revenue Mix Significant Upside Drivers

25 Revenue and Margin Drivers Power Supplies Thermal Cooling CPU / Memory Applications Operating Systems Motherboards Chassis Server Systems Subsystems Components

Strong Revenue Growth
Consistent Quarterly Revenue Growth
Consistent Quarterly Revenue Growth
CY2005
CY2006
CY2007
$64.5
$72.1
$90.2
$113.6
$105.7
$110.9
$117.9
$128.0
$135.0
$60.6
$52.0
$90.0
$75.9
$50
$75
$100
$125
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4(Fcst) Q4(Fcst)

Diversified Revenue Mix
United
States
59%
Germany 7%
Rest of
Europe
12%
United
Kingdom
5%
Asia 15%
Other 2%
0
10
20

FY04 FY05 FY06 FY07
15%
20%
25%
30%
Revenue % of Total Revenue
FY2007 Revenue By Geography
FY2007 Revenue By Geography
FY2007 Top 5 Customers
FY2007 Top 5 Customers

FY05 to FY08 Q1 Income Statement
(1) Pro forma for stock based compensation expenses.  (2) Includes provision for litigation
Gross Profit
Gross Profit
Research &
Development
Research &
Development
Sales & Marketing
Sales & Marketing
Operating Profit
Operating Profit
General &
Administrative (2)
General &
Administrative (2)
Revenue
Revenue
FY2008 Q1 (1)
FY2005 (1)
FY2006 (1)
FY2007 (1)
$211.8
33.5
10.4
7.1
4.1
11.9
$7.5
$211.8
33.5
10.4
7.1
4.1
11.9
$7.5
$117.9
23.2
6.4
3.6
3.2
10.0
$6.6 Q1
$117.9
23.2
6.4
3.6
3.2
10.0
$6.6 Q1
$420.4
75.3
20.1
12.2
10.7
32.3
$21.4
$420.4
75.3
20.1
12.2
10.7
32.3
$21.4
$302.5
60.4
15.4
9.1
7.2
28.7
$17.6
$302.5
60.4
15.4
9.1
7.2
28.7
$17.6
Net Profit
Net Profit

Target Financial Model
(1) Pro forma for 123R expenses.
Gross Margin
Gross Margin
Research &
Development
Research &
Development
Sales & Marketing
Sales & Marketing
Operating Margin
Operating Margin
General &
Administrative
General &
Administrative
Revenue
Revenue
100%
18%
5%
3%
2%
8%
100%
18%
5%
3%
2%
8%
Target
(1)
100%
19-22%
4-5%
3%
2-3%
9-12%
100%
19-22%
4-5%
3%
2-3%
9-12%
FY2007
(1)
100%
20%
5%
3%
3%
9%
100%
20%
5%
3%
3%
9%
FY2008 Q1
(1)

Balance Sheet
($MM)
June 30, 2007
Balance Sheet
Sept 30, 2007
Balance Sheet
Cash Equivalents & ST Invest
Total Current Assets
Notes Payable
Total Stockholders’ Equity
Cash Equivalents & ST Invest
Total Current Assets
Notes Payable
Total Stockholders’ Equity
$65.9
173.5
11.3
115.9
$65.9
173.5
11.3
115.9
$69.4
191.8
11.2
121.9
$69.4
191.8
11.2
121.9

FY08 Outlook
Steady Building Block Serverboard and Chassis Business Growth
50% Server System Business Growth
Sharply growing Blade Server and Networking products
Asian Expansion for Cost Reduction
Additional Strategic Direct-accounts Development
Minimum 30% y-y revenue growth
At least 35% Bottom line net profit increase

SUPERMICRO INVESTOR PRESENTATION (November 15, 2007)